PAYDEN GNMA FUND	Summary Prospectus

Investor Class PYGNX	February 28, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.50%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 0.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that there is no change in the Fund’s Total Annual Fund Operating Expenses. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and mortgage-backed securities issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or

1	Payden Mutual Funds

PAYDEN GNMA FUND

Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities.

ª

Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch GNMA Master Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Payden Mutual Funds	2

PAYDEN GNMA FUND

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2008 (3.83%), and the worst quarter was 2ndQ 2004 (–1.27%).

Average Annual Returns Through 12/31/12	1 Year	5 Years	10 Years
Payden GNMA Fund

Before Taxes	3.60%	6.51%	5.33%

After Taxes on Distributions	1.65%	4.68%	3.43%

After Taxes on Distributions and Sale of Fund Shares	2.38%	4.50%	3.42%
Bank of America Merrill Lynch GNMA Master Index	2.36%	5.49%	5.21%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

3	Payden Mutual Funds

PAYDEN GNMA FUND

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

Payden Mutual Funds	4